EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Chronimed Inc. 1999 Stock Option Plan of our report dated August 10, 1998, with respect to the consolidated financial statements and schedule of Chronimed Inc. for the year ended July 3, 1998, included in its Annual Report (Form 10-K) filed with the Securities and Exchange Commission.


                                                          Ernst & Young LLP


Minneapolis, Minnesota
November 13, 1998


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